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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               __________________

                                    FORM 8-K
                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 26, 2000

                              ___________________

                        CONCENTRA OPERATING CORPORATION
             (Exact name of Registrant as specified in its charter)

          Nevada                       001-15699                75-2822620
      (State or other           (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)

 5080 Spectrum Drive
Suite 400 - West Tower                                            75001
   Addison, Texas                                               (Zip code)
(Address of principal
 executive offices)



       Registrant's telephone number, including area code: (972) 364-8000

                                 Not Applicable
                 (former address if changed since last report)
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Item 5. Other Events

See the press release attached hereto as Exhibit 99.1 dated April 26, 2000, announcing financial results for the quarter ended March 31, 2000, for Concentra Operating Corporation.

Item 7. Financial Statements and Exhibits

(c) Exhibits

99.1  Press Release of the Registrant dated April 26, 2000
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              CONCENTRA OPERATING CORPORATION
                              (Registrant)


                              By:     /s/ Richard A. Parr II
                                      -----------------------------------------
                              Name:   Richard A. Parr II
                              Title:  Executive Vice President, General Counsel
                                      & Secretary

Date:  April 27, 2000
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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER

99.1  Press Release of Registrant dated April 26, 2000